                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              DH Technology, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

                              DH TECHNOLOGY, INC.

To All Shareholders:

     The 1995 Annual Meeting of the Shareholders of DH Technology, Inc. (the "Company") will be held at the Sheraton Grand Hotel on Harbor Island, San Diego, California 92101 on April 19, 1995 at 10:00 a.m., to act on the following matters:

        (1) To elect five persons to the Company's Board of Directors;

        (2) To ratify and approve a 250,000 share increase in the Common Stock issuable under the 1992 Stock Plan;

        (3) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent accountants for the current fiscal year; and

        (4) To act on such other matters as may properly come before the meeting or any adjournment(s) thereof.

     In accordance with the Company's Bylaws, the Board of Directors has fixed the close of business on February 21, 1995 as the record date for the determination of shareholders entitled to notice of, and to vote at, this meeting or any adjournment(s) thereof. The stock transfer books will not be closed. Your attention is directed to the enclosed Proxy Statement setting forth information regarding the matters to be acted upon at the meeting. You are cordially invited to attend the meeting in person.

Dated: March 17, 1995

                                          By Order of the Board of Directors of
                                          DH TECHNOLOGY, INC.

                                          By: Janet W. Shanks, Secretary

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
PROXY STATEMENT FOR 1995 ANNUAL MEETING OF SHAREHOLDERS
  INFORMATION CONCERNING SOLICITATION AND VOTING......................................    1
  General.............................................................................    1
  Record Date and Shares Outstanding..................................................    1
  Revocability of Proxies.............................................................    1
  Voting and Solicitation.............................................................    1
  Quorum; Abstentions; Broker Non-Votes...............................................    1
  Deadline for Receipt of Shareholder Proposals for 1996 Annual Meeting...............    2

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS...............................................    2
  Nominees and Vote Required..........................................................    2
  Board Meetings and Committees.......................................................    3
  Compensation of Directors...........................................................    3
PROPOSAL NO. 2 -- APPROVAL OF A 250,000 SHARE INCREASE IN SHARES ISSUABLE UNDER THE
  1992 STOCK PLAN.....................................................................    4
  Increase of 250,000 Shares..........................................................    4
  Information Regarding Recent Grants.................................................    5
  Vote Required.......................................................................    5
  Summary of the 1992 Stock Plan......................................................    5
  Certain Federal Income Tax Considerations...........................................   10

PROPOSAL NO. 3 -- RATIFICATION OF INDEPENDENT ACCOUNTANTS.............................   12
  Vote Required.......................................................................   12

EXECUTIVE COMPENSATION................................................................   13
  Executive Compensation Tables.......................................................   13
  Employment Agreement and Change-in-Control Arrangements.............................   14
  Report of the Compensation Committee................................................   14
  Compensation Committee Interlocks and Insider Participation.........................   16

COMPANY PERFORMANCE -- COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN................   16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT........................   17
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934..................   18
OTHER MATTERS.........................................................................   18

                              DH TECHNOLOGY, INC.

            PROXY STATEMENT FOR 1995 ANNUAL MEETING OF SHAREHOLDERS
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of DH Technology, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on April 19, 1995 at 10:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Sheraton Grand Hotel on Harbor Island, San Diego, California 92101. The Company's principal offices are located at 15070 Avenue of Science, San Diego, California 92128. The telephone number at that address is (619) 451-3485.

     These proxy solicitation materials were mailed on or about March 17, 1995 to all shareholders entitled to vote at the meeting.

RECORD DATE AND SHARES OUTSTANDING

     Shareholders of record at the close of business on February 21, 1995 are entitled to notice of and to vote at the meeting. At the record date, 5,156,982 shares of the Company's Common Stock (the "Common Stock") were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attn:
Corporate Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Every shareholder voting at the meeting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

     The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telefax or telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the record date. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

     An automated system administered by the Company's transfer agent will be used to tabulate proxies. Tabulated proxies will be transmitted to an employee of the Company who will serve as inspector of elections.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1996 Annual Meeting of Shareholders must be received by the Company no later than November 14, 1995 in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES AND VOTE REQUIRED

     A board of five (5) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting of Shareholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The five nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

     The names of the nominees, and certain information about them as of the record date, are set forth below.

                                                                         DIRECTOR
    NAME OF NOMINEE      AGE              PRINCIPAL OCCUPATION            SINCE
- - -----------------------  ---     --------------------------------------  --------
William J. Bowers        66      Private Investor                          1990
William H. Gibbs         51      President, Chief Executive Officer and    1985
                                   Chairman of the Board of Directors
                                   of the Company
Bruce G. Klaas           62      Private Investor and Attorney             1983
Don M. Lyle              55      Independent Consultant                    1992
George M. Ryan           73      Private Investor                          1983

     Mr. Bowers was Chief Executive Officer and Chairman of MSI Data Corporation, a data collection company, for more than five years prior to 1988. He retired from that position in 1988 and is now a private investor. Mr. Bowers is also a director of Quality Systems, Inc.

     Mr. Gibbs has been the President and Chief Executive Officer of the Company since November 1985 and became Chairman of the Board of Directors of the Company in February 1987. From August 1983 until

November 1985, he held various positions, including those of President and Chief Operating Officer, with Computer and Communications Technology, a supplier of rigid disc magnetic recording heads to the peripheral equipment segment of the computer industry.

     Mr. Klaas is a private investor and a patent lawyer. He has been of counsel to the law firm of Klaas, Law, O'Meara and Malkin, P.C., Denver, Colorado, the Company's patent counsel, since December 1990, when he retired from the active practice of law. Prior to that date he was a partner in a predecessor law firm, Klaas & Law, for 15 years.

     Mr. Lyle has been an independent consultant since 1983 to a number of technology-based companies in the United States, Europe and Japan. From 1984 through 1987, Mr. Lyle was President and Chief Executive Officer of Data Electronics, Inc. Mr. Lyle is also a director of Emulex Network Systems.

     Mr. Ryan is a private investor.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of five meetings during 1994. No director attended fewer than 75% of such meetings or of committee meetings held while such director was a member of the Board or of a committee.

     The Board of Directors has a Nominating Committee, an Audit Committee and a Compensation Committee.

     The Nominating Committee recommends new members for the Company's Board of Directors. The Committee consists of William J. Bowers and William H. Gibbs. Thus far, the functions of the Nominating Committee have been performed by the Board of Directors. The Nominating Committee held no meetings in 1994.

     The Audit Committee recommends engagement of the Company's independent accountants, approves services performed by such accountants and reviews and evaluates the Company's accounting system and its system of internal accounting controls. This Committee, consisting of George M. Ryan and William J. Bowers, held one meeting during 1994.

     The Compensation Committee reviews and administers the compensation of the officers of the Company and administers the Company's 1992 Stock Plan and, to the extent necessary with respect to outstanding options, the Company's 1983 Incentive Stock Option Plan. This Committee, currently consisting of Bruce G. Klaas and Don M. Lyle, held three meetings during 1994.

COMPENSATION OF DIRECTORS

  Retainer and Meeting Fees

     All non-employee directors received a $6,000 annual retainer plus $1,250 for each Board of Directors meeting attended and for each committee meeting which did not occur on a regularly scheduled date.

  Director Warrant Plan

     The Company's Director Warrant Plan (the "Warrant Plan") was adopted in December 1985 by the Board of Directors and approved by the shareholders in April 1986 for the purpose of issuing Common Stock Purchase Warrants (the "Warrants") to directors of the Company who are otherwise ineligible under the Company's stock option programs. A total of 150,000 shares of Common Stock is reserved for issuance under the Warrant Plan. Under the Warrant Plan as currently in effect, each non-employee director automatically receives a Warrant to purchase 10,000 shares of the Company's Common Stock upon first becoming a director (the "Initial Warrant") and each non-employee director automatically receives an additional Warrant to purchase 3,500 shares each year (the "Annual Warrant") beginning in the fifth year after the grant of such Initial Warrant. On August 12, 1994, grants of Annual Warrants to purchase 3,500 shares of the Company's Common Stock were made to Messrs. Bowers, Klaas and Ryan at an exercise price of $20.25.

     The exercise price of the Warrants granted under the Warrant Plan is equal to the fair market value of the Company's Common Stock on the date of the grant. Each Initial Warrant vests as to 1/48th of the shares subject thereto for each full calendar month after the date of grant that the holder of such Initial Warrant remains a member of the Board of Directors. Each Annual Warrant vests one year after the date of grant, subject to the holder of such Annual Warrant remaining a member of the Board of Directors during such one-year period. Initial Warrants and Annual Warrants may be exercised with respect to unvested shares if a repurchase agreement is executed between the warrantholder and the Company. The repurchase agreement grants the Company the right to repurchase unvested shares at the original purchase price in the event the warrantholder ceases to be a member of the Board of Directors. Warrants may be exercised within three months after the date the holder ceases to serve as a director and expire five years after grant. The Warrants are not transferable by their holders other than by will or laws of descent and may be exercised during the lifetime of the holder only by the holder. In the event of a change-in-control, all Warrants outstanding under the Warrant Plan will become fully vested as to all shares subject to the Warrant. A "change-in-control" is defined to include the following events:

     A. Any of the following that are approved by the requisite vote of the shareholders of the Company:

        (1) a transaction or series of transactions occurring within three years resulting in more than 50% of the Company's voting stock being transferred to new shareholders;

        (2) a transaction or series of transactions occurring within three years resulting in more than 50% of the assets of the Company being sold or disposed of; or

        (3) a dissolution or liquidation of the Company, or a partial liquidation involving more than 50% of its assets;

     B. The acquisition of beneficial ownership by any person of more than 50% of the voting power of the outstanding capital stock of the Company; and

     C. A change in the majority of the members of the Board of Directors in a three-year period for reasons other than death, disability or voluntary resignation.

                                 PROPOSAL NO. 2

                    APPROVAL OF A 250,000 SHARE INCREASE IN
                   SHARES ISSUABLE UNDER THE 1992 STOCK PLAN

     The Company is seeking shareholder approval for an amendment to the 1992 Stock Plan. The amendment consists of an increase in the number of shares issuable under the 1992 Stock Plan.

INCREASE OF 250,000 SHARES

     The DH Technology, Inc. 1992 Stock Plan was adopted by the Board of Directors in February 1992 and approved by the shareholders at the 1992 Annual Meeting. To date, a total of 732,313 shares have been approved by the shareholders for issuance under the 1992 Stock Plan. In February 1995, the Board of Directors approved a further increase of 250,000 shares issuable under the 1992 Stock Plan, which, if approved by the shareholders, would increase the total shares reserved for issuance under the Plan since its inception to 982,313 shares.

     The Board believes this increase is in the best interests of the Company for two principal reasons. First, the Board believes that the increase is necessary to enable the Company to continue to compete successfully with other companies to attract and retain valuable employees. Second, the Board believes that it is appropriate to have a substantial pool of options available for grant in connection with acquisitions that the Company may make from time to time. The ability to make such grants enhances the Company's ability to structure attractive offers to potential acquisition targets and their key personnel.

     As of February 21, 1995, options to purchase 326,750 shares of Common Stock were outstanding under the 1992 Stock Plan, 641,693 shares remained available for future option grants (subject to shareholder approval of the increase of 250,000 shares), and options to purchase 10,250 shares had been exercised. On February 21, 1995, the aggregate market value of the unexercised and outstanding options for shares of Common Stock under the 1992 Stock Plan was $7,760,313, based on a closing price of $23.75 on the Nasdaq National Market on that date.

INFORMATION REGARDING RECENT GRANTS

     The following table sets forth information with respect to the grant of the options under the 1992 Stock Plan to the Named Executive Officers (as defined in "Executive Compensation -- Executive Compensation Tables"), to all current executive officers as a group and to all other employees as a group during 1994:

                             AMENDED PLAN BENEFITS

                                                          NUMBER OF SHARES      AGGREGATE
                     NAME OF INDIVIDUAL OR                   SUBJECT TO          EXERCISE
                IDENTITY OF GROUP AND POSITION           OPTIONS GRANTED(#)      PRICE($)
        -----------------------------------------------  ------------------     ----------
        William H. Gibbs...............................        100,000          $1,675,000
        Bernard V. Masson..............................          5,000              83,750
        David T. Ledwell...............................          5,000              83,750
        Richard L. Strautman...........................          2,500              41,875
        All current executive officers as a group
          (6) persons..................................        117,500           1,968,125
        All other employees as a group.................         64,760           1,084,730

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the 1992 Stock Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE INCREASE IN THE SHARES ISSUABLE UNDER THE 1992 STOCK PLAN.

SUMMARY OF THE 1992 STOCK PLAN

     The 1992 Stock Plan is not a qualified deferred compensation plan under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to the Employee Retirement Income Security Act of 1974, as amended.

     Purpose. The purpose of the 1992 Stock Plan is to provide an incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. This purpose is effected through the granting of (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Stock Purchase Rights, and (iv) Long-Term Performance Awards.

     Eligibility. Officers, consultants and other employees of the Company and its subsidiaries whom the administrators deem to have the potential to contribute to the success of the Company are eligible to receive awards under the 1992 Stock Plan. The 1992 Stock Plan provides that Nonstatutory Stock Options, Stock Appreciation Rights, Stock Purchase Rights and Long-Term Performance Awards may be granted to employees (including officers) and consultants of the Company or any parent or subsidiary of the Company. Incentive Stock Options may be granted only to employees (including officers) of the Company or any parent or subsidiary of the Company.

     Administration. With respect to grants of Stock Options, Stock Purchase Rights, Stock Appreciation Rights or Long-Term Performance Awards to employees or consultants who are also officers or directors of the Company, the 1992 Stock Plan is administered by (i) the Board of Directors of the Company if the Board of Directors may administer the 1992 Stock Plan in compliance with Rule 16b-3 promulgated under the

Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary grant or award plan, or (ii) a committee designated by the Board of Directors to administer the 1992 Stock Plan, which committee is constituted in such a manner as to permit the plan (a) to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary grant or award plan, and (b) to satisfy the legal requirements relating to the administration of stock option plans under applicable securities laws, California corporate law and the Internal Revenue Code of 1986, as amended (the "Code"). With respect to grants of Stock Options, Stock Purchase Rights, Stock Appreciation Rights or Long-Term Performance Awards to employees or consultants who are neither officers nor directors of the Company, the 1992 Stock Plan is administered by (i) the Board of Directors, or (ii) a committee designated by the Board of Directors, which committee is constituted in such a manner as to satisfy the legal requirements, if any, relating to the administration of stock option and equity incentive plans under applicable securities laws, California corporate law and the Code. If permitted by Rule 16b-3, the 1992 Stock Plan may be administered by different bodies with respect to directors who are employees, officers who are not directors, and employees who are neither directors nor officers.

     The administrators of the 1992 Stock Plan have full power to select, from among the officers, employees and consultants of the Company eligible for awards, the individuals to whom awards are granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 1992 Stock Plan. The interpretation and construction of any provision of the 1992 Stock Plan by the administrators shall be final and conclusive. The 1992 Stock Plan is currently administered by the Compensation Committee of the Board of Directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1992 Stock Plan.

     Reserved Shares. The total number of shares of Common Stock reserved and available for distribution under the 1992 Stock Plan is 982,313 shares, subject to shareholder approval of the increase in shares available under the 1992 Stock Plan. The Company, during the term of the 1992 Stock Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the 1992 Stock Plan.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of shares under the 1992 Stock Plan, shall relieve the Company of any liability in respect of the non-issuance of such shares as to which such requisite authority shall not have been obtained.

     Stock Options. The 1992 Stock Plan permits the granting of non-transferable stock options that either qualify as incentive stock options under Section 422 of the Code ("Incentive Stock Options" or "ISOs") or do not so qualify ("Nonstatutory Stock Options" or "NSOs").

     The term of each option is fixed by the administrators but may not exceed ten years from the date of grant in the case of ISOs, or five years from the date of grant in the case of ISOs granted to the owner of Common Stock possessing, on the date of such grant, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary. When the fair market value of shares subject to ISOs first exercisable in one calendar year is greater than $100,000, the excess options shall be treated as NSOs. For these purposes, fair market value is determined on the date of grant, and all ISOs granted by the Company or its subsidiaries to an individual are aggregated. The administrators determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the administrators.

     Option Price. The option exercise price for each share covered by an ISO is not less than 100% of the fair market value of a share of Common Stock on the date of grant of such option. In the case of ISOs granted to the owner of Common Stock possessing, on the date of such grant, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the option exercise price for each share covered by such option is not less than 110% of the fair market value of a share of Common Stock on the date of grant of such option. The option exercise price for each share covered by an NSO will be determined by the administrators.

     Fair Market Value. The fair market value of a share of Common Stock, as determined by the administrators of the 1992 Stock Plan, shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") National Market (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the administrators deem reliable. Should the Common Stock of the Company be quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of Common Stock of the Company shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the administrators deem reliable. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the administrators.

     Consideration. The consideration to be paid for shares issued upon exercise of options granted under the 1992 Stock Plan, including the method of payment, shall be determined by the administrators (and, in the case of ISOs, determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other shares of Common Stock which, in the case of shares acquired upon exercise of an option, have been owned for at least six months, with a fair market value on the exercise date not greater than the exercise price, (5) the delivery of a properly executed notice together with such other documentation as the administrators and any broker approved by the Company, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods, or (7) such other consideration and methods as are permitted by applicable laws.

     Grant Limits. The 1992 Stock Plan provides for two limitations on the number of shares which may be granted to any one participant. First, there is a $100,000 limit on the total market value of shares subject to all Incentive Stock Options which are granted by the Company or any parent or subsidiary of the Company to any employee which are exercisable for the first time in any one calendar year. Second, no employee may be granted an option to purchase more than 700,000 shares in any fiscal year. This limit is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this provision, which is intended to comply with Section 162(m) of the Internal Revenue Code and the regulations thereunder, is to preserve the Company's ability to deduct in full any compensation expense related to stock options and stock appreciation rights.

     Miscellaneous Provisions. Under the 1992 Stock Plan, in the event of an optionee's termination of employment or consulting relationship for any reason other than death or total and permanent disability, an option may thereafter be exercised, to the extent it was exercisable at the date of such termination, for such period of time as the administrators shall determine at the time of grant (not to exceed five years, or three months in the case of Incentive Stock Options), but only to the extent that the term of the option has not expired. However, if an optionee's employment or consulting relationship is terminated as a result of the optionee's permanent and total disability, the option is exercisable for such period of time following such termination not exceeding ten years as is determined by the administrators (not exceeding one year, with such termination being made at the time of the grant of the option in the case of an Incentive Stock Option), but only to the extent it was exercisable at the date of termination and to the extent that the term of the option has not expired. If an optionee's employment or consulting relationship is terminated by reason of the optionee's death, the option is exercisable by the optionee's estate or successor for ten years following death, but only to the extent it was exercisable at the date of death and to the extent that the term of the option has not expired.

     The administrators of the 1992 Stock Plan may at any time offer on behalf of the Company to buy out, for a payment in cash or shares of Common Stock of the Company, an option previously granted, based on such terms and conditions as the administrators shall establish and communicate to the optionee at the time that such offer is made; provided however, that buy-out offers made to Insiders (as defined below) may only be payable in cash. Any such cash offer made to an officer or director shall comply with all applicable provisions of Rule 16b-3, if any.

     All options granted under the 1992 Stock Plan shall be evidenced by a stock option agreement between the Company and the optionee to whom such option is granted. Options granted to persons who are subject to Section 16 of the Exchange Act are subject to any additional restrictions applicable to options granted to such persons in compliance with Rule 16b-3.

     Stock Appreciation Rights. The 1992 Stock Plan also permits the granting of nontransferable stock appreciation rights ("SARs"). SARs may be granted in connection with all or any part of an option, either concurrently with the grant of the option or at any time thereafter during the term of the option. A SAR granted in connection with an option shall entitle the optionee to exercise the SAR by surrendering to the Company the unexercised portion of the related option. The optionee shall receive in exchange from the Company an amount equal to the excess of the fair market value, on the date of exercise of the SAR, of the Common Stock covered by the surrendered portion of the related option over the exercise price of the Common Stock covered by the surrendered portion of the related option. Notwithstanding the foregoing, the administrators of the 1992 Stock Plan may place limits on the aggregate amount that may be paid upon exercise of a SAR; provided, however, that such limits shall not restrict the exercisability of the related option. When a SAR granted in connection with an option is exercised, the related option, to the extent surrendered, shall cease to be exercisable. A SAR granted in connection with an option shall be exercisable until, and shall expire no later than, the date on which the related option ceases to be exercisable or expires. A SAR granted in connection with an option may only be exercised at a time when the fair market value of the Common Stock covered by the related option exceeds the exercise price of the Common Stock covered by the related option.

     SARs may also be granted without related options. In such an event, the SAR entitles the optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date of such exercise, over the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted. Notwithstanding the foregoing, the administrators of the 1992 Stock Plan may place limits on the aggregate amount that may be paid upon exercise of a SAR. A SAR granted without a related option shall be exercisable, in whole or in part, at such time as the administrators shall specify in the recipient's SAR agreement.

     The Company's obligation arising upon the exercise of a SAR may be paid in Common Stock or in cash, or any combination thereof, as the administrators may determine. Shares issued upon the exercise of a SAR shall be valued at their fair market value as of the date of exercise.

     SARs granted to persons who are subject to Section 16 of the Exchange Act are subject to any additional restrictions applicable to SARs granted to such persons to qualify under Rule 16b-3. As of the date of this proxy statement, no SARs have been granted under the 1992 Stock Plan.

     Stock Purchase Rights. The 1992 Stock Plan permits the Company to grant stock purchase rights to purchase Common Stock of the Company ("Stock Purchase Rights") either alone, in addition to, or in tandem with other awards under the 1992 Stock Plan and/or cash awards made outside the Plan. Upon the granting of a Stock Purchase Right under the 1992 Stock Plan, the offeree shall be advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed 30 days from the date upon which the administrators made the determination to grant the Stock Purchase Right). The offer shall be accepted by execution of a restricted stock purchase agreement between the Company and the offeree.

     Unless the administrators of the 1992 Stock Plan determine otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or permanent and total disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the administrators may determine.

     Upon exercise of a Stock Purchase Right, the purchaser shall have rights equivalent to those of a shareholder of the Company. As of the date of this proxy statement no Stock Purchase Rights had been granted under the 1992 Stock Plan.

     Long-Term Performance Awards. The 1992 Stock Plan also permits the granting of Long-Term Performance Awards. Such awards shall be based upon Company, subsidiary and/or individual performance over designated periods based on such performance factors or other criteria as the administrators deem appropriate. Performance objectives may vary from participant to participant, group to group, and period to period. Such awards shall be granted for no cash consideration.

     The administrators may adjust Long-Term Performance Awards as they deem necessary or appropriate in order to avoid windfalls or hardships or to compensate for changes in tax, accounting or legal rules.

     Long-Term Performance Awards will be payable in cash or Common Stock (including restricted stock). As of the date of this proxy statement, no Long-Term Incentive Awards have been granted under the 1992 Stock Plan except for a stock bonus aggregating 3,620 shares (10 shares to each employee) granted by the Company in 1993.

     Nontransferability of Options, Stock Appreciation Rights, Stock Purchase Rights and Long-Term Performance Awards. Options, SARs, Stock Purchase Rights and Long-Term Performance Awards granted pursuant to the 1992 Stock Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant.

     Acceleration of Options, Stock Appreciation Rights, Stock Purchase Rights and Long-Term Performance Awards. Subject to the 1992 Stock Plan's change in control provisions (see below), in the event of a sale of substantially all of the assets of the Company or the merger of the Company with or into another corporation, each outstanding option, SAR, Stock Purchase Right and Long-Term Performance Award shall be assumed or substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation does not agree to such assumption or substitution, the administrators shall, in lieu of such assumption or substitution, provide for the participant to have the right to exercise the option, SAR, Stock Purchase Right or Long-Term Performance Award as to all or a portion of the shares subject to such option, SAR, Stock Purchase Right or Long-Term Performance Award including shares as to which the option, SAR, Stock Purchase Right or Long-Term Performance Award would not otherwise be exercisable. If the administrators make options, SARs, Stock Purchase Rights and Long-Term Performance Awards fully exercisable in lieu of assumption or substitution, the administrators shall notify the participant that the option, SAR, Stock Purchase Right or Long-Term Performance Award shall be exercisable for a period of 15 days from the date of such notice and the option, SAR, Stock Purchase Right or Long-Term Performance Award will terminate upon the expiration of such period.

     Change in Control Provisions. The 1992 Stock Plan provides that in the event of a "Change in Control" of the Company (as defined below) the following acceleration and valuation provisions shall apply, except as otherwise determined by the Board of Directors in its discretion prior to the Change in
Control: (i) all stock options, SARs, Stock Purchase Rights and Long-Term Performance Awards granted under the 1992 Stock Plan, outstanding on the date such Change in Control is determined to have occurred, that are not yet exercisable and vested on such date, will become immediately vested and fully exercisable; (ii) to the extent they are exercisable and vested, all outstanding options, SARs, Stock Purchase Rights and Long-Term Performance Awards will be cashed out at the "Change in Control Price" (as defined below) reduced by the exercise price, if any, applicable to such options, SARs, Stock Purchase Rights or Long-Term Performance Awards. A "Change in Control" means the occurrence of
(i) the acquisition, directly or indirectly, by a person or entity (other than the Company, one of its subsidiaries, or a Company employee benefit plan or trustee thereof) of securities representing 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, or (ii) shareholder approval of the Company's merger or consolidation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or shareholder approval of an agreement for the sale or disposition of all or substantially all of the Company's assets, or (iii) a change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (a) are directors of the Company as of the date the Plan is approved by the shareholders, or (b) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company), or a transaction requiring the approval of the shareholders and involving the sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation. The "Change in Control Price" shall be, as determined by the Board of Directors, (i) the highest closing sale price of a share of Common Stock as reported on any established stock exchange as appearing in The Wall Street Journal at any time within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board of Directors, (ii) the highest price paid or offered per share of Common Stock, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company at any time within such 60-day period, or (iii) some lower price, as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a share of Common Stock.

     Adjustment Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, in the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the 1992 Stock Plan and the price per share covered by each outstanding option, SAR, Stock Purchase Right and Long-Term Performance Award. In the event of the proposed dissolution or liquidation of the Company, all outstanding options, SARs, Stock Purchase Rights, Long-Term Performance Awards and Stock Bonus Awards will terminate immediately prior to the consummation of such proposed action. However, the Board of Directors may, in its discretion, make provision for accelerating the exercisability of shares subject to options, SARs, Stock Purchase Rights and Long-Term Performance Awards under the 1992 Stock Plan in such event.

     Amendment and Termination. The Board of Directors may amend, alter, suspend or discontinue the 1992 Stock Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any option, SAR, Stock Purchase Right or Long-Term Performance Award then outstanding under the 1992 Stock Plan, without the written consent of the participant. To the extent necessary and desirable to comply with Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any amendment to the 1992 Stock Plan in such a manner and to such a degree as required. Subject to applicable laws and the specific terms of the 1992 Stock Plan, the administrators may accelerate any option, right or award or waive any condition or restriction pertaining to such option, right or award at any time. The administrators may also substitute new options, rights or awards for previously granted options, rights or awards, including previously granted options, rights or awards having higher option, right or award prices and may reduce the exercise price of any option, right or award to the then current fair market value if the fair market value of the Common Stock covered by such option, right or award shall have declined since the date the option, right or award was granted.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following is a brief summary of the federal income tax consequences of transactions under the 1992 Stock Plan based on federal securities and income tax laws in effect on January 1, 1995. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Options granted under the 1992 Stock Plan may be either Incentive Stock Options, as defined in Section 422 of the Code, or Nonstatutory Stock Options.

     Incentive Stock Options. No taxable income is recognized by the optionee upon grant or exercise of an Incentive Stock Option unless the alternative minimum tax rules apply. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (a) upon sale of such shares, any amount realized in excess of the option exercise price will be treated as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of before the expiration of either holding period described above, generally (a) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares, and (b) the Company is entitled to a tax deduction in the same amount. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company. Different rules may apply if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

     Nonstatutory Stock Options. Except as noted below, with respect to Nonstatutory Stock Options, (a) no income is recognized by the optionee at the time the option is granted; (b) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (c) at disposition, any gain (or loss) is treated as capital gain (or loss). In the case of an optionee who is also an employee, any income recognized upon exercise of a Nonstatutory Stock Option will constitute wages for which withholding will be required. However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

     Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of a SAR. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any Common Stock received on the exercise. In the case of a recipient who is also an employee, any income recognized upon exercise of a SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount. If the optionee receives Common Stock upon the exercise of a SAR, any gain or loss on the sale of such stock will be treated in the same manner as discussed above under "Nonstatutory Stock Options." See also "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

     Stock Purchase Rights. Stock Purchase Rights will generally be taxed in the same manner as Nonstatutory Options. However, restricted stock is usually purchased upon exercise of a Stock Purchase Right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company (i.e., as it "vests"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. However, a purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the purchaser recognizes ordinary income.

     Long-Term Performance Awards. Generally, no income will be recognized by a recipient in connection with the grant of a Long-Term Performance Award, unless an election under Section 83(b) of the Code is filed with the Internal Revenue Service within 30 days of the date of grant. Otherwise, at the time the Long-Term Performance Award vests, the recipient will generally recognize compensation income in an amount equal to the fair market value of the award at the time of vesting. Generally, the recipient will be subject to the tax consequences discussed under "Nonstatutory Stock Options." In the case of a recipient who is also an employee, any amount included in income will be subject to withholding by the Company. The Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes ordinary income with respect to a Long-Term Performance Award.

     Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers. Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") and individuals who purchase restricted stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"), with the excess of the fair market value of the stock determined as of the Deferral Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain (or loss) beginning on the Deferral Date. However, an Insider or restricted stock purchaser who so elects under Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

     Capital Gain. Generally, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed at a maximum rate of 28%. Capital losses are allowed in full against capital gains plus up to $3,000 of ordinary income.

                                 PROPOSAL NO. 3

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     Upon the recommendation of the Audit Committee and subject to the ratification by the shareholders, the Board of Directors appointed KPMG Peat Marwick LLP, independent public accountants, to serve for the fiscal year ending December 31, 1995.

     The Board of Directors recommends that the shareholders vote for ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent accountants to audit the financial statements for the Company for the year ending December 31, 1995. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to ratify KPMG Peat Marwick LLP as the Company's independent accountants.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

     The following table shows the total compensation of (i) the Chief Executive Officer and (ii) all other executive officers of the Company who earned over $100,000 in salary and bonus in 1994 (together the "Named Executive Officers"), as well as the total compensation paid to each such individual for the Company's two previous fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION
                                                                            ---------------------------------
                                           ANNUAL COMPENSATION                      AWARDS
                                -----------------------------------------   -----------------------   PAYOUTS
                                                                OTHER       RESTRICTED   SECURITIES   -------
                                                                ANNUAL        STOCK      UNDERLYING    LTIP      ALL OTHER
      NAME AND PRINCIPAL                SALARY     BONUS     COMPENSATION    AWARD(S)     OPTIONS     PAYOUTS   COMPENSATION
           POSITION             YEAR     ($)        ($)          ($)           ($)          (#)         ($)        ($)(1)
- - ------------------------------  ----   --------   --------   ------------   ----------   ----------   -------   ------------
William H. Gibbs                1994   $257,986   $138,000       --            --          100,000      --         $1,357
  Chief Executive Officer       1993    242,500    112,236       --            --           75,000      --          1,935
                                1992    230,000    101,595       --            --          150,000      --          1,727
Bernard V. Masson               1994    124,355     26,000       --            --            5,000      --          1,130
  Vice President & General      1993    116,000     28,000       --            --           60,000      --            712
  Manager of DHPrint            1992     50,580     12,845       --            --               --      --             --
David T. Ledwell                1994    115,283     31,000       --            --            5,000      --            982
  Vice President & General      1993    109,500     29,000       --            --            5,000      --          1,407
  Manager of DHTech             1992    102,552     23,433       --            --           12,500      --          1,199
Richard L. Strautman            1994     96,780     18,000       --            --            2,500      --          1,025
  Vice President of             1993     92,112     17,000       --            --               --      --          1,189
  Marketing                     1992     87,366     17,234       --            --               --      --            981

- - ---------------

(1) Represents payments of insurance premiums on behalf of the Named Executive Officers as well as, in 1993, a 10 share stock bonus granted to all employees.

     The following tables set forth certain information for the Named Executive Officers with respect to grants and exercises in 1994 of options to purchase Common Stock of the Company:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS(1)
                        ----------------------------------------------------------    POTENTIAL REALIZABLE
                                           % OF TOTAL                                VALUE AT ASSUMED ANNUAL
                           NUMBER OF        OPTIONS                                   RATES OF STOCK PRICE
                          SECURITIES        GRANTED                                  APPRECIATION FOR OPTION
                          UNDERLYING      TO EMPLOYEES   EXERCISE OR                         TERM(3)
                        OPTIONS GRANTED    IN FISCAL      BASE PRICE    EXPIRATION   -----------------------
         NAME                 (#)           YEAR(2)         ($/SH)         DATE       5%($)         10%($)
- - ----------------------  ---------------   ------------   ------------   ----------   --------     ----------
William H. Gibbs......      100,000           54.9%         $16.75      03/04/2002   $800,000     $1,916,000
Bernard V. Masson.....        5,000            2.7%          16.75      03/04/2002     40,000         95,800
David T. Ledwell......        5,000            2.7%          16.75      03/04/2002     40,000         95,800
Richard L.
  Strautman...........        2,500            1.4%          16.75      03/04/2002     20,000         47,900

- - ---------------

(1) These options were granted pursuant to the 1992 Stock Plan. All options have eight year terms and vest at the rate of 25% of the total shares on each of the first four anniversaries of the date of grant, except for options granted to Mr. Gibbs which vest generally, at a rate of 1/48 of the total shares each month from the date of grant. See also "Employment Agreement and Change in Control Arrangements" and "Acceleration of Options, Stock Appreciation Rights, Stock Purchase Rights and Long-Term Performance Awards" and "Change in Control Provisions" under Proposal No. 2.

(2) An aggregate of 182,250 options to purchase shares of Common Stock were granted to employees during 1994.

(3) Potential realizable value is based on an assumption that the stock price of Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the eight year option term. One share of stock purchased at $16.75 in 1994 would yield profits of $8.00 per share at 5% appreciation over eight years, or $19.16 per share at 10% appreciation over the same period. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                            NUMBER OF                           VALUE OF
                                                      SECURITIES UNDERLYING                    UNEXERCISED
                                                  UNEXERCISED OPTIONS AT FISCAL           IN-THE-MONEY OPTIONS
                         SHARES       VALUE                YEAR END(#)                  AT FISCAL YEAR END(1)($)
                       ACQUIRED ON   REALIZED   ---------------------------------   ---------------------------------
        NAME           EXERCISE(#)     ($)       EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
- - ---------------------  -----------   --------   --------------   ----------------   --------------   ----------------
William H. Gibbs.....     40,000     $470,000       202,500           162,500         $2,701,250        $1,625,000
Bernard V. Masson....      9,000       66,938         6,000            50,000             73,500           587,500
David T. Ledwell.....      7,500      133,125        15,000            15,000            228,438           165,000
Richard L.
  Strautman..........         --           --         5,000             7,500             71,875            90,000

- - ---------------

(1) Market value of underlying securities at year-end minus the exercise price multiplied by the number of shares.

EMPLOYMENT AGREEMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has an employment agreement with William H. Gibbs under which the Company has a continuing obligation to employ Mr. Gibbs. The employment agreement provides that Mr. Gibbs will receive a base salary determined annually by the Board of Directors, such salary in any event not to be less than $12,500 per month. Mr. Gibbs is also entitled to bonuses of up to 50% of his annual base salary based upon performance of the Company as set forth in the annual operating plan agreed to by the Board of Directors and Mr. Gibbs. In the event that Mr. Gibbs is terminated without cause, the Company is obligated to continue to pay Mr. Gibbs' salary until the earlier of (i) commencement of employment with a new employer or (ii) six months from the date of termination. In the event of termination due to resignation, for cause, disability or death, no severance pay will be due, but the Company will continue to pay for medical benefits in certain situations for periods not exceeding two years. In the event of a change-in-control, Mr. Gibbs may resign and have his resignation treated as a termination without cause. A change-in-control, for purposes of Mr. Gibbs' employment agreement, is defined to be (i) a merger or consolidation which has the result that voting securities of the Company are canceled, converted for cash or cash equivalents, securities of another entity or non-voting securities of the Company, (ii) a sale of the Company's assets, or (iii) securities representing more than 50% of the voting power of the Company are acquired by a person or entity.

     Vesting of all options held by officers under the 1992 Stock Plan of the Company is subject to the acceleration provisions thereof in the event of a change in control. See "Change in Control Provisions" under Proposal No. 2. Vesting of all options held by officers under the 1983 Incentive Stock Option Plan of the Company is subject to the acceleration provisions thereof in the event of a merger or consolidation.

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors establishes the compensation plans and policies and the specific compensation levels for executive officers, and administers the 1992 Stock Plan and the 1983 Incentive Stock Option Plan.

  Compensation Policies

     There are three major elements of the Company's executive compensation program: base salaries, incentive bonuses and long-term stock options.

     The Compensation Committee establishes the salaries of executive officers primarily by reference to data contained in the American Electronics Association
(AEA) survey of executive compensation in the electronics industry. The Committee establishes base salaries that are within the range of salaries for persons holding positions of similar responsibility at comparably-sized technology companies. In addition, the Committee considers factors such as relative Company performance, the individual's past performance, his or her future potential and the individual's experience and ability as judged by the Committee. Effective July 1, 1994, the Compensation Committee approved base salary increases averaging approximately 6% for executive officers.

     Annual bonuses for executive officers are primarily based on the achievement of performance targets set forth in the Company's operating plan for the year. The annual cash bonus for executives other than the Chief Executive Officer, William H. Gibbs, is based on four elements: (i) pretax profits in relation to the Company's operating plan; (ii) the operating results of the businesses or functions reporting to the executive, (iii) achievement of specific, measurable objectives related to the executive's area of responsibilities, and (iv) a factor based on Mr. Gibbs' subjective judgment of the executive's performance. Bonus payments to executive officers other than Mr. Gibbs averaged approximately 21.4% of such officers' base salaries for 1994. The Committee believes this to be commensurate with overall performance against the objectives utilized in the executive bonus program.

     The Compensation Committee believes that stock options are an effective long-term compensation device in that they serve to align the interests of the executive officers with those of the shareholders and motivate officers to remain in the Company's employ. In determining stock option grants in 1994, the Committee considered ranges of options granted to executives at various levels in other companies and the relationship of such grants to the number of vested options then held. While this data was somewhat imprecise, the Compensation Committee felt comfortable that the ranges were reasonable. With this data in mind, the number of options granted to specific executive officers was determined by the subjective evaluation of Mr. Gibbs and the Committee of the executive's ability to influence the Company's long-term growth and profitability. All options are granted at the market price of the Common Stock on the date of grant. During 1994, the Compensation Committee granted options to purchase an aggregate of 17,500 shares of Common Stock to executive officers other than Mr. Gibbs.

  Compensation of Chief Executive Officer

     The Company has an employment agreement with Mr. Gibbs which provides that he will receive a base salary determined annually by the Board of Directors, in any event not to be less than $12,500 per month. The Compensation Committee believes that his total compensation (salary and bonus) should be heavily influenced by the performance of the Company. In establishing his base salary, the Committee also considers the salaries of chief executive officers of comparable companies and their performance, according to the AEA data referred to above. Effective July 1, 1994, Mr. Gibbs' salary was increased by 6.6% to $266,500 per annum.

     Mr. Gibbs is also entitled to an annual cash bonus, which for more than three years has been established as a direct function of the Company's pretax operating profit in relation to the approved operating plan for the fiscal year. Mr. Gibbs is entitled to a bonus of 50% of his annual base salary if the Company meets its fiscal year profitability objective. The bonus can be higher if the Company exceeds its profitability objective, and lower if such objective is not achieved. In 1994, the Company achieved pretax operating profit that was approximately 108% of the Company's operating plan. Mr. Gibbs received a bonus of $138,000 for 1994, representing approximately 104% of his bonus target and approximately 52% of his base salary.

     Mr. Gibbs was granted options to purchase 100,000 shares in 1994. This amount was determined in the same manner as for the other executive officers, except that Mr. Gibbs did not participate in the determination of his option award. The Committee's subjective judgment of Mr. Gibbs' performance and of his overall value to the Company were very significant factors in the determination of his option grant.

  Deductibility of Executive Compensation

     As a result of legislation adopted in 1993, the Internal Revenue Code now limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. Under this legislation, the Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as shareholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting the new legislation, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

Don M. Lyle, Member                                       Bruce G. Klaas, Member
of the Compensation Committee                      of the Compensation Committee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is composed of Don M. Lyle and Bruce G. Klaas who are non-employee directors with no interlocking relationships as defined by the Securities and Exchange Commission.

                              COMPANY PERFORMANCE

     The following graph shows a five-year comparison of cumulative total returns for the Company, the Nasdaq CRSP Total Return Index and the Nasdaq Computer Manufacturing Stock Index (both Nasdaq indices were prepared by the Center for Research in Securities Prices at the University of Chicago):

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

      MEASUREMENT PERIOD                         NASDAQ COMP.    NASDAQ TOTAL
    (FISCAL YEAR COVERED)             DHT             MFG           RETURN
1989                                       100             100             100
1990                                     57.26          106.54           85.02
1991                                     71.79          149.05          135.71
1992                                    104.27          200.36          157.36
1993                                    120.51          189.88          181.15
1994                                    164.10          208.64          175.25

                   ASSUMES $100 INVESTED ON DECEMBER 31, 1989
                 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the Common Stock owned on February 21, 1995 (except as otherwise specified) by (i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) Named Executive Officers and (iv) all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares, subject to community property laws.

                                                          AMOUNT AND NATURE
                      NAME AND ADDRESS OF                   OF BENEFICIAL       PERCENTAGE
                        BENEFICIAL OWNER                    OWNERSHIP(1)          OWNER
        ------------------------------------------------  -----------------     ----------
        Neuberger & Berman(2)...........................       622,660(3)          12.1%
          605 Third Avenue
          New York, New York 10158-3698
        Entities affiliated with Brinson Holdings,
          Inc.(2).......................................       404,442(4)           7.8%
          209 South LaSalle
          Chicago, Illinois 60604-1295
        Entities affiliated with The Travelers,
          Inc.(2).......................................       323,838(5)           6.3%
          65 East 55th Street
          New York, New York 10022
        Entities affiliated with T. Rowe Price
          Associates, Inc.(2)...........................       318,000(6)           6.2%
          100 East Pratt Street
          Baltimore, Maryland 21202
        PNC Bank, N.A. and affiliated entities(2).......       299,200(7)           5.8%
          Fifth Avenue and Wood Street
          Pittsburgh, PA 15265
        Wellington Management Company(2)................       259,500(8)           5.0%
          75 State Street
          Boston, Massachusetts 02109
        William H. Gibbs................................       299,786(9)           5.5%
        William J. Bowers...............................          --                --
        Bruce G. Klaas..................................        15,500(9)            *
        George M. Ryan..................................        12,000(9)            *
        Don M. Lyle.....................................         7,500(9)            *
        David T. Ledwell................................        25,635(9)            *
        Bernard V. Masson...............................        22,260(9)            *
        Richard L. Strautman............................         5,635(9)            *
        All officers and directors as a group (10
          persons)......................................       391,076(10)          7.2%

- - ---------------

  *  Less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such option or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

 (2) Information is as of December 31, 1994, and is based on Schedule 13Gs filed with the Securities and Exchange Commission by the respective entities.

 (3) These shares are owned by clients of Neuberger and Berman ("N & B"), a registered investment advisor and broker/dealer. N & B shares voting power as to 174,400 shares and dispositive power as to 622,660 shares.

 (4) Includes 168,200 shares beneficially held by Brinson Partners, Inc. ("BPI"), a wholly-owned subsidiary of Brinson Holdings, Inc. ("BHI") and 236,242 shares held by Brinson Trust Company ("BTC"), a wholly-owned subsidiary of BPI. BPI and BTC have sole voting and dispositive power over the shares which each entity beneficially owns.

 (5) Reflects shares beneficially owned by The Travelers, Inc. ("TRV"), Smith Barney Holdings Inc. ("SB Holdings"), a wholly-owned subsidiary of TRV and Smith Barney Inc. ("SB"), a wholly-owned subsidiary of SB Holdings. TRV, SB Holdings and SB share voting and dispositive power over the securities. TRV and SB Holdings disclaim beneficial ownership of such securities.

 (6) These securities are owned by various individual and institutional investors (including T. Rowe Price Small Cap Value Fund, Inc. which owns 280,000 shares, representing 5.4% of the shares outstanding), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or shared power to vote the securities. Price Associates has sole voting power over 8,000 shares and sole dispositive power over 318,000 shares. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be the beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, beneficial owner of such securities.

 (7) PNC Bank, National Association ("PNC Bank") is a national banking association and a wholly-owned indirect subsidiary of PNC Bank Corp., a bank holding company organized under the laws of the Commonwealth of Pennyslvania. These shares are held in common trust funds and mutual funds in which PNC Bank or its subsidiaries serve as trustee or investment advisor. PNC Bank has sole voting and dispositive power as to such shares.

 (8) These shares are owned by clients of Wellington Management Company ("WMC"), in its capacity as an investment advisor. WMC shares voting power as to 103,200 shares and dispositive power as to 259,500 shares.

 (9) Includes the following numbers of shares issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of February 21, 1995; William H. Gibbs: 229,584; Bruce G. Klaas: 12,000; George M. Ryan: 12,000; Don M. Lyle: 7,500; David T. Ledwell: 20,625; Bernard V. Masson: 22,250; and Richard Strautman: 5,625.

(10) Includes 312,334 shares issuable upon exercise of options or warrants that are currently exercisable or exercisable within 60 days of February 21, 1995.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 1994: (i) a delayed Form 3 filing was made by Endre D. Vargha, (ii) a delayed Form 5 filing was made by Bruce G. Klaas and (iii) William J. Bowers did not timely report on Form 4 the sale of 800 shares of Common Stock, although he did report such transaction on Form 5. Other than these delayed filings, again based solely on its review of copies of such forms received by it or written representations from certain reporting persons, the Company believes that all other filing requirements applicable to its officers, directors and ten percent shareholders were fulfilled.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope that has been enclosed, at your earliest convenience.

                                          The Board of Directors

                                          By: Janet W. Shanks, Secretary
Dated: March 17, 1995

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                             DH TECHNOLOGY, INC.
                        ANNUAL MEETING OF SHAREHOLDERS

        The undersigned hereby appoints William H. Gibbs and Janet W. Shanks, or either of them, as proxyholders, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all the shares of common stock of DH Technology, Inc. held on record by the undersigned on February 21, 1995, at the 1995 Annual Meeting of Shareholders of DH Technology, Inc. to be held on April 19, 1995, at 10:00 a.m. local time at the Sheraton Grand Hotel on Harbor Island, San Diego, California 92101, or at any adjournment thereof.

                        (To be Signed on Reverse Side)




     Please mark your
[X]  votes as in this
     example.

                  FOR  WITHHELD         Nominees: William J. Bowers
1.  Election of   [ ]     [ ]                     William H. Gibbs
    Officers                                      Bruce G. Klaas
                                                  Don M. Lyle
                                                  George M. Ryan
For all nominees (except as indicated below):

- - ---------------------------------------------
                                                       FOR    AGAINST   ABSTAIN
2.  Proposal to increase by 250,000 the number
    of shares issuable under the 1992 Stock plan.      [ ]      [ ]       [ ]

3.  Proposal to approve the appointment of
    KPMG PEAT MARWICK LLP as independent               [ ]      [ ]       [ ]
    accountants of the corporation.

4. In their discretion the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2, and 3 and as said proxyholders deem advisable on such other matters as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURES _______________  DATE _____    SIGNATURES _______________  DATE _____

Note: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give fill title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              DH TECHNOLOGY, INC.

                                1992 STOCK PLAN

         1. Purpose of the Plan. The purpose of the DH Technology, Inc. 1992 Stock Plan is to enable DH Technology, Inc. to provide an incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options,
(b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

         2. Definitions. As used herein, the following definitions shall apply:

                 (a) "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

                 (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, California corporate law and the Code.

                 (c)      "Board" means the Board of Directors of the Company.

                 (d) "Code" means the Internal Revenue Code of 1986, as amended.

                 (e) "Committee" means a Committee appointed by the Board in accordance with Section 5 of the Plan.

                 (f)      "Common Stock" means the Common Stock of the Company.

                 (g) "Company" means DH Technology, Inc., a California corporation.

                 (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                 (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                 (j)      "Director" means a member of the Board.

                 (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                 (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                 (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                 (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                          (i)       If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                          (ii)      If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                          (iii)     In the absence of an established market for
the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                 (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                 (p)      "Long-Term Performance Award" means an award under
Section 9 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate.

                 (q) "Long-Term Performance Award Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Long-Term Performance Award grant. The Long-Term Performance Award Agreement is subject to the terms and conditions of the Plan.

                 (r) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

                 (s) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Long-Term Performance Award Agreement.

                 (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                 (u) "Option" means a stock option granted pursuant to the Plan.

                 (v) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                 (w) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

                 (x) "Optioned Stock" means the Common Stock subject to an Option or Right.

                 (y) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

                 (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (aa)     "Plan" means this 1992 Stock Plan.

                 (bb) "Restricted Stock" means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 8 below.

                 (cc) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                 (dd) "Right" means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

                 (ee) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

                 (ff) "SAR" means a stock appreciation right granted pursuant to Section 7 of the Plan.

                 (gg) "SAR Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

                 (hh) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                 (ii) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 8 of the Plan, as evidenced by a Notice of Grant.

                 (jj) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights.

         4.      Stock Subject to the Plan.  Subject to the provisions of
Section 11 of the Plan, the total number of Shares reserved and available for distribution under the Plan is 982,313 Shares. Subject to Section 11 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

         5.      Administration.

                 (a)      Composition of Administrator.

                          (i)     Multiple Administrative Bodies.  If permitted
by Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are employees, (B) Officers who are not Directors and (C) Employees who are neither Directors nor Officers.

                          (ii)    Administration with respect to Directors and
Officers. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (1) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (2) in such a manner as to satisfy the Applicable Laws.

                          (iii)   Administration with respect to Other Persons.
With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                          (iv)    General.  Once a Committee has been appointed
pursuant to subsection (ii) or (iii) of this Section 5(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

                 (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                          (i)     to determine the Fair Market Value of the
Common Stock, in accordance with Section 2(n) of the Plan;

                          (ii)    to select the Consultants and Employees to
whom Options and Rights may be granted hereunder;

                          (iii)   to determine whether and to what extent
Options and Rights or any combination thereof, are granted hereunder;

                          (iv)    to determine the number of shares of Common
Stock to be covered by each Option and Right granted hereunder;

                          (v)     to approve forms of agreement for use under
the Plan;

                          (vi)    to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                          (vii)   to construe and interpret the terms of the
Plan;

                          (viii)  to prescribe, amend and rescind rules and
regulations relating to the Plan;

                          (ix)    to determine whether and under what
circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

                          (x)     to reduce the exercise price of any Option or
Right;

                          (xi)    to modify or amend each Option or Right
(subject to Section 13 of the Plan);

                          (xii)   to authorize any person to execute on behalf
of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                          (xiii)  to institute an Option Exchange Program;

                          (xiv)   to determine the terms and restrictions
applicable to Options and Rights and any Restricted Stock; and

                          (xv)    to make all other determinations deemed
necessary or advisable for administering the Plan.

                 (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

         6. Duration of the Plan. The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than 10 years from the date the Plan was adopted by the Board.

         7.      Options and SARs.

                 (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

                          (i)     Exercise Price; Number of Shares.  The per
Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the

Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 7(a)(iv) below.

                          The Notice of Grant shall specify the number of
Shares to which it pertains.

                          (ii)    Waiting Period and Exercise Dates.  At the
time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. Any such period is referred to herein as the "waiting period." At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

                          (iii)   Form of Payment.  The consideration to be
paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

                                  (1)      cash;

                                  (2)      check;

                                  (3)      promissory note;

                                  (4)      other Shares which (1) in the case
of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                  (5)      delivery of a properly executed
exercise notice together with such other documentation as the Administrator and any broker approved by the Company, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                                  (6)      any combination of the foregoing
methods of payment; or

                                  (7)      such other consideration and method
of payment for the issuance of Shares to the extent permitted by Applicable
Laws.

                          (iv)    Special Incentive Stock Option Provisions.
In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                                  (1)      Dollar Limitation.  To the extent
that the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                                  (2)      10% Shareholder.  If any Optionee to
whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, then the following special provisions shall be applicable to the Option granted to such individual:

                                           (a)     The per Share Option price of
Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                                           (b)     The Option shall not have a
term in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 7(a)(iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                          (v)     Other Provisions.  Each Option granted under
the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                          (vi)    Buy-out Provisions.  The Administrator may at
any time offer on behalf of the Company to buy out, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made; provided, however, that buy-out offers made to Insiders may only be payable in cash. Any such cash offer made to an Officer or Director shall comply with the applicable provisions of Rule 16b-3, if any.

                 (b)      SARs.

                          (i)     In Connection with Options.  At the sole
discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                                  (1)      The SAR shall entitle the Optionee
to exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in Exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                                  (2)      When an SAR is exercised, the
related Option, to the extent surrendered, shall cease to be exercisable.

                                  (3)      An SAR shall be exercisable only
when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                                  (4)      An SAR may only be exercised at a
time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                          (ii)    Independent of Options.  At the sole
discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with
Options:

                                  (1)      The SAR shall entitle the Optionee,
by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                                  (2)      SARs shall be exercisable, in whole
or in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

                          (iii)   Form of Payment.  The Company's obligation
arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

                 (c)      Method of Exercise.

                          (i)     Procedure for Exercise; Rights as a
Shareholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                          An Option may not be exercised for a fraction of a
Share.

                          An Option or SAR shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                          Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

                    (ii) Rule 16b-3. Options and SARs granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                    (iii) Termination of Employment or Consulting Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed five (5) years (three (3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                    (iv) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but only within such period of time following the date of termination due to Disability not exceeding ten (10) years as is determined by the Administrator (with such determination being made at the time of grant of the Option in the case of an Incentive Stock Option and not exceeding one (1)
year), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                    (v) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within ten (10) years following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                 (d) Option and SAR Limitation. The following limitation shall apply to grants of Options and SARs under the Plan:

                            (i)  No Employee shall be granted, in any fiscal
year of the Company, Options and SARs under the Plan to purchase more than 700,000 Shares.

                           (ii)  The foregoing limitation shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 11(a).

                          (iii)  If an Option or SAR is cancelled (other than
in connection with a transaction described in Section 11), the cancelled Option or SAR shall be counted against the limits set forth in Section 7(d)(i). For this purpose, if the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option or SAR and the grant of a new Option or SAR.

         8.      Stock Purchase Rights.

                 (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                 (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted

Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

                 (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                 (d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

                 (e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 11 of the Plan.

         9.      Long-Term Performance Awards.

                 (a) Administration. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Perfor-mance Award agreement. The terms of such awards need not be the same with respect to each participant.

                 At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

                 (b) Adjustment of Awards. The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

         10. Non-Transferability of Options and Rights. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                 (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

                 (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

                 (c) Merger or Asset Sale. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

                 (d) Change in Control. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

                          (i)     Except as otherwise determined by the Board,
in its discretion, prior to the occurrence of a Change in Control, any Options and Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

                          (ii)    Except as otherwise determined by the Board,
in its discretion, prior to the occurrence of a Change in Control, all outstanding Options and Rights, to the extent they are exercisable and vested (including Options and Rights that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price, (reduced by the exercise price, if any, applicable to such Options or Rights). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or Right by bequest or inheritance.

                 (e) Definition of "Change in Control". For purposes of this Section 11, a "Change in Control" means the happening of any of the following:

                          (i)     When any "person," as such term is used in
Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                          (ii)    The shareholders of the Company approve a
merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

                          (iii)   A change in the composition of the Board of
Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the shareholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

                 (f)      Change in Control Price.  For purposes of this
Section 11, "Change in Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

         12. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         13.     Amendment and Termination of the Plan.

                 (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                 (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                 (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         14.     Stock Withholding to Satisfy Withholding Tax Obligations.

                 (a) Ability to Use Stock to Satisfy Withholding. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 14. When an Optionee incurs tax liability in connection with the award, vesting or exercise of an Option or Right, which tax liability is subject to tax withholding under applicable tax laws (including federal, state and local laws), the Optionee may satisfy the withholding tax obligation (up to an amount calculated by applying such Optionee's maximum marginal tax rate) by electing to have the Company withhold from the Shares to be issued upon award, vesting or exercise of the Option or Right that number of Shares, or by delivering to the Company that number of previously owned Shares, having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered, as the case may be, shall be determined on the date that the amount of tax to be withheld is determined (the "Tax Date").

                 (b) Election to Have Stock Withheld. All elections by an Optionee to have Shares withheld or to deliver previously owned Shares pursuant to this Section 14 shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                          (i)     the election must be made on or prior to the
applicable Tax Date;

                          (ii)    all elections shall be subject to the consent
or disapproval of the Administrator; and

                          (iii)   if the Optionee is an Insider, the election
must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                 (c) Section 83(b) Elections. In the event that (i) an election to have Shares withheld is made by an Optionee, (ii) no election is filed under Section 83(b) of the Code by such Optionee and (iii) the Tax Date is deferred under Section 83 of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Right has been awarded, has vested or has been exercised, as the case may be, but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         15.     Conditions Upon Issuance of Shares.

                 (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 (b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16.     Liability of Company.

                 (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                 (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 13(b) of the Plan.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.